As filed with the Securities and Exchange Commission on February 19, 2016
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of Registrant as specified in its charter)

Delaware	27-0855785
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1400 16th Street, Suite 310
Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

THIRD AMENDED AND RESTATED
AMERICAN MIDSTREAM GP, LLC
LONG-TERM INCENTIVE PLAN
(Full title of the plan)

________________________________________

Daniel C. Campbell
Senior Vice President and Chief Financial Officer
1400 16th Street, Suite 310
Denver, Colorado 80202
(Name and address of agent for service)

(720) 457-6060
(Telephone number, including area code, of agent for service)

________________________________________

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price (2)	Amount of registration fee (2)
Common units representing limited partner interests	6,000,000	$5.925	$35,550,000	$3,580

(1) Pursuant to Rule 416(a) under the Securities Act, there is also being registered such additional number of common units as may become available under the Third Amended and Restated American Midstream GP, LLC Long-Term Incentive Plan (the “LTIP”) because of events such as recapitalizations, stock dividends, stock splits or similar transactions effected without the receipt of consideration that increases the number of outstanding common units.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and 457(h) under the Securities Act of 1933, as amended, and based on the average of the high and low prices of the common units as reported by the New York Stock Exchange on February 11, 2016.

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed pursuant to General Instruction E. of Form S-8 under the Securities Act of 1933, as amended, to register an additional 6,000,000 Common Units of American Midstream Partners, LP (the “Registrant”) that may be issued pursuant to the LTIP. The Registrant previously registered Common Units for issuance under the LTIP on registration statements on Form S-8 filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2012 and August 23, 2011. Pursuant to General Instruction E. of Form S-8, the contents of such registration statements, including exhibits thereto as applicable, are incorporated herein by reference and made part of this Registration Statement, except as amended hereby.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 8. Exhibits.

Unless otherwise indicated below as being incorporated by reference to another filing of the Registrant with the SEC, each of the following exhibits is filed herewith:

Exhibit No.	Description of Exhibit
4.1
Certificate of Limited Partnership of American Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-173191) initially filed on March 31, 2011)

4.2
Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP, Form 8-K filed August 16, 2013 (File No 001-35257))

4.3
First Amendment to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP, Form 8-K filed November 1, 2013 (File No. 001-35257))

4.4
Amendment No. 2 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP. (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP, Form 8-K filed February 4, 2014 (File No. 001-35257))

4.4
Amendment No. 3 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated January 31, 2014 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed March 31, 2015 (File No. 001-35257))

4.5
Amendment No. 4 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated March 30, 2015 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed March 31, 2015 (File No. 001-35257))

4.6
Amendment No. 5 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated July 27, 2015 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed July 28, 2015 (File No. 001-35257))

4.7
Amendment No. 6 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated November 3, 2015 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed November 9, 2015 (File No. 001-35257))

4.8	Certificate of Formation of American Midstream GP, LLC (incorporated by reference to Exhibit 3.4 to American Midstream Partners, LP, Form S-1 filed March 31, 2011 (File No. 333-173191))

4.9
Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of April 16, 2013 (incorporated by reference to Exhibit 3.2 to American Midstream Partners, LP Form 8-K filed April 19, 2013 (File No. 000-35257))

4.10
Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of February 5, 2014 (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP Form 8-K filed February 10, 2014 (File No.001-35257))

4.11
Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of August 7, 2015, (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP Form 8-K filed August 12, 2015 (File No.001-35257))

4.12
Amendment No. 3 to Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of November 3, 2015, (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP Form 8-K filed November 9, 2015 (File No.001-35257))

4.13
Third Amended and Restated American Midstream GP, LLC Long-Term Incentive Plan (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement on Schedule 14A filed on January 11, 2016 (File No. 001-35257))

4.14
Form of Amendment of Grant of Phantom Units Under the American Midstream Partners, LP Long-Term Incentive Plan (incorporated by reference to Exhibit 10.28 to American Midstream Partners, LP Form S-1/A filed June 9, 2011 (File No. 333-173191))

5.1*	Opinion of William B. Mathews

23.1*	Consent of PricewaterhouseCoopers LLP

23.2*	Consent of William B. Mathews (contained in Exhibit 5.1)

24.1*	Power of Attorney (included on the signature page to this Registration Statement)

*	Filed herewith.

Item 9. Undertakings.

(a)    The undersigned Registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)     To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement;

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 16(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

(2)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 16(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 16(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions described under Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on February 19, 2016.

AMERICAN MIDSTREAM PARTNERS, LP
By: American Midstream GP, LLC, its general partner

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below authorizes and appoints each of William B. Mathews and Daniel C. Campbell, and each of them, severally, acting alone and without the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities to sign any and all amendments (including pre- and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lynn L. Bourdon III	Chairman, President and Chief Executive Officer (principal executive officer)	February 19, 2016
Lynn L. Bourdon III

/s/ Daniel C. Campbell	Senior Vice President and Chief Financial Officer (principal financial officer)	February 19, 2016
Daniel C. Campbell

/s/ Tom L. Brock	Vice President, Chief Accounting Officer and Corporate Controller (principal accounting officer)	February 19, 2016
Tom L. Brock

/s/ Stephen W. Bergstrom	Director	February 19, 2016
Stephen W. Bergstrom

/s/ John F. Erhard	Director	February 19, 2016
John F. Erhard

/s/ Donald R. Kendall, Jr.	Director	February 19, 2016
Donald R. Kendall, Jr.

/s/ Daniel R. Revers	Director	February 19, 2016
Daniel R. Revers

/s/ Rose M. Robeson	Director	February 19, 2016
Rose M. Robeson

/s/ Joseph W. Sutton	Director	February 19, 2016
Joseph W. Sutton

/s/ Lucius H. Taylor	Director	February 19, 2016
Lucius H. Taylor

/s/ Gerald A. Tywoniuk	Director	February 19, 2016
Gerald A Tywoniuk

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
4.1
Certificate of Limited Partnership of American Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-173191) initially filed on March 31, 2011)

4.2
Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP, Form 8-K filed August 16, 2013 (File No 001-35257))

4.3
First Amendment to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP, Form 8-K filed November 1, 2013 (File No. 001-35257))

4.4
Amendment No. 2 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP. (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP, Form 8-K filed February 4, 2014 (File No. 001-35257))

4.4
Amendment No. 3 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated January 31, 2014 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed March 31, 2015 (File No. 001-35257))

4.5
Amendment No. 4 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated March 30, 2015 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed March 31, 2015 (File No. 001-35257))

4.6
Amendment No. 5 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated July 27, 2015 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed July 28, 2015 (File No. 001-35257))

4.7
Amendment No. 6 to Fourth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, L.P., dated November 3, 2015 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed November 9, 2015 (File No. 001-35257))

4.8	Certificate of Formation of American Midstream GP, LLC (incorporated by reference to Exhibit 3.4 to American Midstream Partners, LP, Form S-1 filed March 31, 2011 (File No. 333-173191))

4.9
Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of April 16, 2013 (incorporated by reference to Exhibit 3.2 to American Midstream Partners, LP Form 8-K filed April 19, 2013 (File No. 000-35257))

4.10
Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of February 5, 2014 (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP Form 8-K filed February 10, 2014 (File No.001-35257))

4.11
Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of August 7, 2015, (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP Form 8-K filed August 12, 2015 (File No.001-35257))

4.12
Amendment No. 3 to Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, dated as of November 3, 2015, (incorporated by reference to Exhibit 3.1 to American Midstream Partners, LP Form 8-K filed November 9, 2015 (File No.001-35257))

4.13
Third Amended and Restated American Midstream GP, LLC Long-Term Incentive Plan (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement on Schedule 14A filed on January 11, 2016 (File No. 001-35257))

4.14
Form of Amendment of Grant of Phantom Units Under the American Midstream Partners, LP Long-Term Incentive Plan (incorporated by reference to Exhibit 10.28 to American Midstream Partners, LP Form S-1/A filed June 9, 2011 (File No. 333-173191))

5.1*	Opinion of William B. Mathews

23.1*	Consent of PricewaterhouseCoopers LLP

23.2*	Consent of William B. Mathews (contained in Exhibit 5.1)

24.1*	Power of Attorney (included on the signature page to this Registration Statement)

*	Filed herewith.